Deferred revenue	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Deferred revenue [text block]
18.	Deferred revenue

On August 8, 2012 and November 4, 2013, the Group entered into precious metals stream transactions with Wheaton whereby the Group has received aggregate deposit payments of $885,000 against delivery of (i) 100% of payable gold and silver from the 777 mine until the end of 2016, and delivery of 50% of payable gold and 100% of payable silver for the remainder of the 777 mine life; and (ii) 100% of payable silver and 50% of payable gold from the Constancia mine.

In addition to the deposit payments, as gold and silver is delivered to Wheaton, the Group receives cash payments equal to the lesser of (i) the market price and (ii) $400 per ounce (for gold) and $5.90 per ounce (for silver), subject to 1% annual escalation after three years.

The Group recorded the deposits received as deferred revenue and recognizes amounts in revenue as gold and silver are delivered to Wheaton. The Group determines the amortization of deferred revenue to the consolidated income statements on a per unit basis using the estimated total number of gold and silver ounces expected to be delivered to Wheaton over the life of the 777 and Constancia LOM plans. The Group estimates the current portion of deferred revenue based on deliveries anticipated over the next twelve months.

In February 2010, Augusta Resource Corporation entered into a precious metals stream transaction with Wheaton whereby the Group will receive deposit payments of $230,000 against delivery of approximately 100% of the payable silver and gold from the Rosemont project. The deposit will be payable upon the satisfaction of certain conditions precedent, including the receipt of permits for the Rosemont project and the commencement of construction. In addition to the deposit payments, as gold and silver is delivered to Wheaton, the Group receives cash payments equal to the lesser of (i) the market price and (ii) $450 per ounce (for gold) and $3.90 per ounce (for silver), subject to 1% annual escalation after three years. To date, no such deposit has been received under the terms of this contract.

With the implementation of IFRS 15 as of January 1, 2018, the Group has determined that precious metals stream contracts are subject to variable consideration and contain a significant financing component. As such, the Company now recognizes a financing charge at each reporting period and will gross up the deferred revenue balance to recognize the significant financing element that is part of these contracts.

The Group expects that the remaining performance obligations for the 777 and Constancia streams will be settled by the expiry of their respective stream agreements, which is no earlier than 2036.

The Group restated prior year comparative information to reflect the impact of the adoption of this standard in the Company’s annual financial statements.

The following table summarizes changes in deferred revenue:

Balance, January 1, 2017 (Restated)	$616,246
Recognition of revenue	(88,744)
Finance costs	66,414
Effects of changes in foreign exchange	8,014
Balance, December 31, 2017 (Restated)	$601,930
Amortization of deferred revenue
Liability drawdown	(96,038)
Variable consideration adjustment	2,656
Finance costs (note 6f)	64,921
Effects of changes in foreign exchange	(7,391)
Balance, December 31, 2018	$566,078

Consideration from the Company's stream agreement is considered variable. Gold and silver revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. During the year ended December 31, 2018, the Company recognized an adjustment to gold and silver revenue and finance costs due to an increase in the Company's reserve and resource estimates.

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2018	Dec. 31, 2017	Jan. 1, 2017
		(Restated)	(Restated)
Current	$86,256	$107,194	$87,411
Non-current	479,822	494,736	528,835
	$566,078	$601,930	$616,246